SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 10, 2000
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                                LEGG MASON, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Maryland               1-8529               52-1200960
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(State or Other Jurisdiction    (Commission          (IRS Employer
   of Incorporation)             File No.)            Identification No.)



100 Light Street, Baltimore, Maryland                 21202
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(Address of Principal Executive Office)              (Zip Code)



Registrant's Telephone Number, Including Area Code:  (410) 539-0000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events
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         On March 10, 2000,  Legg Mason,  Inc.  (the  "Company")  issued a press release regarding the execution of a merger agreement for the Company to acquire Perigee Inc. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  99  Press Release of Legg Mason, Inc. dated March 10, 2000.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEGG MASON, INC.



Date:  March 10, 2000                       By:  /s/ Robert F. Price
                                               ---------------------
                                               Robert F. Price
                                               Senior Vice President

                                  EXHIBIT INDEX

Exhibit
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99         Press Release of Legg Mason, Inc. dated March 10, 2000